Exhibit 99.1

 Apitegromab Positioned to be the Potential Next Transformative Therapy for Patients Suffering with SMA  KOL Event and Panel DiscussionJune 15, 2021

   Disclaimers  Various statements in this presentation concerning the future expectations, plans and prospects of Scholar Rock, Inc. (“Scholar Rock”), including without limitation, Scholar Rock’s expectations regarding its strategy, its product candidate selection and development timing, including timing for the initiation of and reporting results from its clinical trials for its product candidates, its disease indication selection and timing for such selection, the ability of apitegromab (SRK-015) to affect the treatment of patients suffering from Spinal Muscular Atrophy (SMA) either as a monotherapy or in conjunction with the current standard of care, and the ability of SRK-181 to affect the treatment of cancer patients in a manner consistent with preclinical data constitute forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “target,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify such forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, preclinical and clinical data, including the 12-month top-line results from the Phase 2 trial of apitegromab, are not predictive of, are inconsistent with, or more favorable than, data generated from future clinical trials of the same product candidate, including the planned Phase 3 trial of apitegromab in SMA, Scholar Rock’s ability to provide the financial support, resources and expertise necessary to identify and develop product candidates on the expected timeline, information provided or decisions made by regulatory authorities differ from the company’s expectations, competition from third parties that are developing products for similar uses, Scholar Rock’s ability to identify and develop multiple product candidates on the expected timeline, the impacts of the COVID-19 pandemic, Scholar Rock’s ability to obtain, maintain and protect its intellectual property, Scholar Rock’s dependence on third parties for development and manufacture of product candidates including to supply any clinical trials, and Scholar Rock’s ability to manage expenses and to obtain additional funding when needed to support its business activities and establish and maintain strategic business alliances and new business initiatives as well as those risks more fully discussed in the section entitled "Risk Factors" in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, which is on file with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in Scholar Rock’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Scholar Rock’s views only as of today and should not be relied upon as representing its views as of any subsequent date. Scholar Rock explicitly disclaims any obligation to update any forward-looking statements unless required by law.© Scholar Rock, Inc. All rights reserved. June 2021.

Agenda

TOPAZ

Session	Speaker
Opening Remarks and Spinal Muscular Atrophy Treatment Landscape	Tony Kingsley President & CEO
Unmet Medical Needs of Individuals with SMA	Jill Jarecki, Ph.D. CSO of Cure SMA
Apitegromab TOPAZ Phase 2 Proof-of-Concept Trial Results Apitegromab Phase 3 Trial Design Considerations	Yung Chyung M.D. CMO
Panel Discussion with TOPAZ Trial Investigators: • Thomas Crawford, M.D. - Johns Hopkins Medicine • Basil Darras, M.D. - Boston Children's Hospital & Harvard Medical School	Moderated by Yung Chyung, M.D.

ScholarRock 3

   Apitegromab Shows Transformative Potential in Patients with Type 2 and 3 SMA    Spinal Muscular Atrophy (SMA) remains a devastating and debilitating disease despite the utilization of SMN upregulatorsMulti-pronged approach may be needed in treating SMA; muscle-directed therapy may further improve motor functionApitegromab showed transformative potential in patients with Type 2/3 SMA thru the TOPAZ Phase 2 trialExciting potential path forward for apitegromabin a rational, targeted, and efficient Phase 3 trial  4  Apitegromab is an investigational product candidate that is currently being evaluated in a clinical development program for the treatment of SMA. Apitegromab has not been approved by the U.S. Food and Drug Administration (FDA), the European Commission, or any other health or regulatory authority. The safety and effectiveness of this molecule have not been established.

Spinal Muscular Atrophy Overview

Global disease with 30,000-35,000 affected in U.S. and Europe alone

- Significant, progressive motor function impairment; many lose ambulation
- Severe, progressive disabilities and unable to walk independently
- Infantile onset; unable to sit up independently


Type 3
35%
Type 2
51%
Type 1
14%

TOPAZ* 12-month results showed transformative potential in non-ambulatory Type 2 and 3 patients

Represents ~2/3 of overall patient population

Motor neuron impairment and loss due to SMN genetic deficiency, leading to muscle atrophy and weakness

**TOPAZ Phase 2 trial evaluated patients with Type 2 and 3 SMA (did not include Type 1)*
Lally et al, Orphanet Journal of Rare Diseases, 2017

ScholarRock 5

Potential to Pioneer a New Treatment Era: Opportunity for Muscle-Directed Therapy to Complement SMN Upregulators

	SPINRAZA (nusinersen) injection 12mg/5mL	Evrysdi risdiplam	zolgensma (onasemnogene abeparvovec-xioi) suspension for intravenous infusion
Phase 3 Trial Design	• Non-ambulatory Type 2/3 • 2-12 years of age • **Primary endpoint:** Mean change from baseline in HFMSE at 15 months	• Non-ambulatory Type 2/3 • 2-25 years of age • **Primary endpoint:** Mean change from baseline in MFM-32 at 12 months	• Infantile-onset Type 1 • <6 months of age • **Primary endpoints:** Ability to sit independently and event-free survival
Indication	• Type 1, 2, and 3 SMA in pediatric and adult patients	• Type 1, 2, 3 SMA in patients 2 months of age and older	• SMA in patients less than 2 years of age
Market Penetration	• >11,000* patients treated WW • $2+ billion in revenues (LTM)	• ~3,000** patients treated WW • ~CHF135 million in revenues (LTM)	• ~1,200*** patients treated WW • ~$1.1 billion in revenues (LTM)

Patients continue to experience major functional impairments despite utilization of SMN upregulators

*As of 1Q21 financial update on 4/22/21; includes patients treated worldwide in post-marketing setting, expanded access program, and clinical trials.
**As of 1Q21 financial update on 4/21/21; includes patients treated worldwide between clinical trials, commercial, and compassionate use program.
***As of 1Q21 financial update on 4/27/21; commercially, via managed access programs and in clinical trials
HFMSE = Hammersmith Functional Motor Scale Expanded; MFM-32 = Motor Function Measure – 32 items

ScholarRock 6

   Apitegromab: Muscle-Directed Therapy Aimed at Complementing SMN Upregulators  7  Myostatin is a negative regulatorof skeletal muscle growthApitegromab is a fully human, mAb that specifically binds to proforms of myostatin and inhibits myostatin activation  Apitegromab is a muscle-directed approach aimed at improving motor function  Adapted from images courtesy of the SMA Foundation  Apitegromab  SMN upregulators prevent further degeneration of motor neurons...but do not directly address muscle atrophy              Motor neurondegeneration  Muscle fiber atrophy

         Cure SMA  Jill Jarecki, PhDCSO    June 15, 2021

Cure SMA

We fund groundbreaking research and provide families the support they need for today.



Annual budget of $15M

$85 Million in research funding

36 Chapters in the US

9,000 affected individuals in membership database

300 newly diagnosed contacts annually

- Newly diagnosed care and info packets
- Info on clinical trial recruitment

4,000 families obtain services annually

Annual conference, with 2500 attendees

 The Evolving Landscape in SMA  The FDA-approval of 3 new therapies has revolutionized and dramatically changed the natural history of SMAEarly identification and treatment dramatically alter long-termoutcomes, most strikingly presymptomaticallySymptomatic treatment providing improvements through increases,stabilization, and slowingMany unmet needs remain when addressing the complexities of SMAUnmet need is higher in older patients compared to younger patients.

 45% of SMA Patients Remain Untreated at End of Q1 2021        Percent of SMA Patients  70%60%50%40%30%20%10%0%17Q1 Q2 Q3 Q4 18Q1 Q2 Q3 Q4 19Q1 Q2 Q3 Q4 20Q1 Q2 Q3 Q4 21Q1Year QuarterActuals through the end of Q1 2021, with projections for the three quarters after.

 Almost Half of Those with SMA Type I Currently Sit without Support           12.90%  21.90%  35.37%  37.66%  44.64%   87.10%   78.08%  64.63%  62.30%   55.36%   100%90%80%70%60%50%40%30%20%10%0%  2017 (n=93)  2019 (n=147)  2020 (n=231)  2021 (n=56)    2018 (n=146)Sit without Support    Cannot sit without support

Can Stand With or Without Support Currently among SMA Type II



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
89.06%
88.56%
82.95%
81.64%
10.94%
11.44%
17.05%
18.36%
2017 (n=265)
2018 (n=271)
2019 (n=258)
2020 (n=414)
Can stand (with or without) support
Cannot stand (with or without) support

2017 & 2018: Question was what is your maximum current motor function. Assumed able to stand with or without support if any of the following choices were picked: *walk alone, walk with assist, cruise along furniture, stand without support, or stand with support;*
2019 & 2020: Respondents were asked to answer yes or no if affected child could currently can stand with assistance or stand alone.

 What Comes Next - SMA is Not Cured Yet  Need More Impact for older ages and stage of SMADifferent for symptomatic vs NBS patientsSlow to Stop to Reverse      Reverse – Restore Function -FutureStop Progression – Prevent SymptomsSlower Progression -ImprovementNatural History - Untreated

 Unmet Needs that Future Therapies will Address – From Adults in the 2020 Community Update Survey                75%  75%  81%80%  71%  29%  89% 89%  81%82%80%  39%  31%  94%94%98%  90%  15%  94% 94% 94%  100%90%80%70%60%50%40%30%20%10%0%  Reducing Fatigue  Improving breathing function  Improving swallowing  Gaining muscle strength  Achieving new motor function  Improving Improving  communication activities of daily  through speech living and/or technology    Type I    Type II    Type III

Therapeutic Strategies – SMN Independent

- Neuroprotection
- Neural transmission
- Regenerative targets
- Muscle enhancement
  - Apitegromab - Scholar Rock
- Genetic modifiers
- Combinations of above with SMN enhancer


Motor Circuit
CNS
PNS
motor neuron
excitation
muscle
interneuron
proprioceptive neuron

cure SMA

       Thank You!

         Cure SMA  Jill Jarecki, PhDCSO    June 15, 2021

   Apitegromab Showed Transformative Potential in SMA Phase 2 Trial  Yung Chyung, M.D.Chief Medical Officer

TOPAZ: Evolving Understanding of Apitegromab's Transformative Potential in Type 2 and Type 3 SMA

October 2020
6-month interim

Showed Initial Proof-of-Concept

- Interim data showed the therapeutic potential of apitegromab in Type 2 and 3 SMA as add-on therapy to background nusinersen
- HFMSE increases in patients who had already received on average ~2 years of background nusinersen therapy
- Meaningful HFMSE gains over 6-month time frame

April 2021
12-month top-line

Further Support for Efficacy Signal

- Largest HFMSE increases in non-ambulatory Type 2 and 3 patients; represents ~2/3 of SMA prevalence
- Durability of effect with continued improvement in a subset of patients
- Supports advancing to a Phase 3 trial
  - Anticipated focus on patients with non-ambulatory Type 2 and 3

June 2021
Additional Analyses

Further Support Therapeutic Potential and Phase 3 Plans

- Additional insights from exploratory analyses offer deeper understanding of apitegromab's potential profile:
  - Age of patients
  - Duration of prior background therapy
  - Secondary efficacy endpoint (WHO Motor Milestones)

2021

Additional exploratory analyses to be presented at future medical congresses...

ScholarRock 20

   21  TOPAZ Top-Line Data Showed Apitegromab’sTransformative Potential in Patients with Type 2/3 SMA  ✔ Apitegromab treatment (as add-on to background nusinersen) led to improvements inHFMSE in both non-ambulatory cohorts  * Pooled cohorts of non-ambulatory patients treated with apitegromab 20 mg/kg and 2 mg/kg**Non-ambulatory patients who initiated background nusinersen at a young age of <5 years and treated with apitegromab 20 mg/kg dose  At 12 months  Mean HFMSE increase  ≥1-point increase  ≥3-point increase  Initiated background nusinersen age <5**  +7.1 points  88% (7/8) of patients  63% (5/8) of patients  Initiated background nusinersen age ≥5  +0.6 points  64% (9/14) of patients  29% (4/14) of patients  ✔ Majority of non-ambulatory patients observed a clinical improvement in HFMSE*                                                                                  20151050-5-10  HFMSE change from baseline

Additional TOPAZ Analyses Further Support Apitegromab's Potential to Improve Motor Function

Evaluating range of exploratory analyses to better understand the therapeutic response

Initial findings from non-ambulatory cohorts:

1. **HFMSE improvements observed across age range with relatively larger gains from earlier treatment**
2. **Duration of prior nusinersen treatment not correlated with HFMSE increase**
   - Provides further support that improvements may be attributable to apitegromab
   - Patients were already in chronic maintenance phase of nusinersen at enrollment
3. **Achievement by some patients of WHO motor milestones (additional high bar efficacy endpoint) further shows apitegromab's potential**
   - Total of 7 patients gained new WHO motor milestones across both non-ambulatory cohorts
   - 1 patient* gained 3 milestones (hands & knees crawling, standing with assistance, walking with assistance)
   - 1 patient** gained 2 new milestones (hands & knees crawling, standing with assistance)

Phase 3 trial in patients with non-ambulatory Type 2 and 3 anticipated to initiate by end of 2021

*initiated nusinersen age < 5, apitegromab 20 mg/kg
**initiated nusinersen age ≥ 5

ScholarRock 22

 23  Expectations for Patients on BackgroundSMN Upregulator Therapy  Yung Chyung, M.D. Chief Medical Officer

Patients with Type 2 and 3 SMA Continue to Experience Major Functional Deficits Despite Improvement from Nusinersen



80
60
40
20
0
HFMSE Score at Month 15
Total Possible HFMSE Score of 66
SMN upregulator treated patients continue to experience major functional deficits...
3.9-point increase in HFMSE from nusinersen

Mean improvement in HFMSE experienced by patients with non-ambulatory Type 2/3 SMA in nusinersen Phase 3 CHERISH trial

Darras, B., et.al. Nusinersen in later-onset spinal muscular atrophy. *Neurology.* May 2019; 92 (21) e2492-e2506.

This third-party information is provided for background only and is not intended to convey or imply a comparison to the TOPAZ clinical trial results.

ScholarRock 24

   †Mercuri E, et.al. Nusinersen versus sham control in later-onset spinal muscular atrophy. N Engl J Med. 2018;378:625-635.This third-party information is provided for background only and is not intended to convey or imply a comparison to the TOPAZ clinical trial results.  CHERISH Trial in Non-Ambulatory Type 2/3 SMA†  Majority of patients treated with nusinersen after the age of 5 did not observe an improvement  Nusinersen Does Not Increase HFMSE on Average inChildren Who Initiate Treatment After the Age of 5 Years  25

Plateauing of HFMSE Increases Observed After First 15 Months of Nusinersen Treatment in Type 2 and 3 SMA



Initial treatment
CHERISH
Chronic maintenance phase
SHINE
Unmet Need for Motor Function Gains
Mean (+ SE) Change in HFMSE Total Score From Baseline
8
7
6
5
4
3
2
1
0
-1
-2
-3
-4
+3.9-points
<1-point increase in HFMSE after first year of treatment
+4.6-points
1
92
169
253
350
450
690
930
1170
1410
1650
Analysis Visit, days

Nusinersen observed plateauing of improvement during chronic maintenance phase...

Most nusinersen-treated patients in CHERISH were <5 years of age at therapy initiation

"Longer-term treatment with nusinersen: results in later-onset spinal muscular atrophy from the SHINE study" P.257, World Muscle Society Congress 2020
This third-party information is provided for background only and is not intended to convey or imply a comparison to the TOPAZ clinical trial results.

ScholarRock 26

 27  Review of Positive TOPAZ Top-Line Results  Yung Chyung, M.D. Chief Medical Officer

Apitegromab Phase 2 Trial Design

TOPAZ

Patients with Type 2 and 3 SMA

Key objectives: HFMSE and safety at 12 months

- Non-ambulatory Type 2 patients (ages ≥2) on chronic maintenance nusinersen (initiated <5 years of age)
- Apitegromab 2 mg/kg and 20 mg/kg IV Q4W + nusinersen

Key objectives: HFMSE and safety at 12 months

- Non-ambulatory Type 2/3 patients (ages 5-21) on chronic maintenance nusinersen (initiated ≥5 years of age)
- Apitegromab 20 mg/kg IV Q4W + nusinersen

Key objectives: RHS and safety at 12 months

- Ambulatory Type 3 patients (ages 5-21)
- Apitegromab 20 mg/kg IV Q4W monotherapy or with chronic nusinersen maintenance

Patients on background SMN therapy were in chronic maintenance phase of nusinersen (~5 mean maintenance doses at baseline)

All 57* patients who completed the 12-month trial elected to opt into the extension period

*Excludes one patient from Cohort 1 that discontinued from the trial

ScholarRock 28

   Baseline CharacteristicsNusinersen-treated patients well into chronic maintenance phase  29    Non-Ambulatory,Ages ≥2 and initiated nusinersen <5 years      Non-Ambulatory,Ages 5-21  Ambulatory,Ages 5-21        20 mg/kg+nusinersen  2 mg/kg+nusinersen  Pooled  20 mg/kg+nusinersen  20 mg/kg monotherapy  20 mg/kg+nusinersen  Pooled  N  10  10  20  15  11  12  23  Mean age at baseline (min, max)  3.8 (2, 6)  4.1 (2, 6)  4.0 (2, 6)  11.7 (8, 19)  12.1 (7, 19)  13.1 (7, 21)  12.6 (7, 21)  Mean RHS score (min, max)          47.6 (26, 63)  51.3 (43, 62)  49.6 (26, 63)  Mean HFMSE score (min, max)  23.5 (14, 42)  26.1 (12, 44)  24.8 (12, 44)  22.7 (13, 39)        Mean # of nusinersen maintenance doses (min, max)  5.4 (3, 8)  5.5 (2, 9)  5.5 (2, 9)  5.1 (2, 9)  N/A  5.6 (2, 8)  N/A  SMN2 Gene Copy* (#, %)                2  1 (10%)  1 (10%)  2 (10%)    1 (9%)  0 (0%)  1 (4%)  3  8 (80%)  8 (80%)  16 (80%)  11 (73%)  4 (36%)  9 (75%)  13 (57%)  4  0 (0%)  1 (10%)  1 (5%)  2 (13%)  4 (36%)  1 (8%)  5 (22%)  Discontinuation(s)  0  0  0  0  0  1**  1**  *Data not available for all patients**Patient who discontinued study for reasons unrelated to study drug HFMSE=Hammersmith Functional Motor Scale Expanded; RHS=Revised Hammersmith Scale  Data on file. Scholar Rock, Inc. Cambridge, MA

Patients Enrolled in TOPAZ Already in Chronic Maintenance Phase of Nusinersen Treatment

CONCEPTUAL



TOPAZ patients in chronic maintenance phase of nusinersen therapy
• ~2 years at enrollment
• ~3 years at 12-month efficacy timepoint
HFMSE
TOPAZ baseline mean
HFMSE score*: 22.7-26.1
Initial treatment phase of nusinersen
Chronic maintenance phase of nusinersen
Time**

*Reflects non-ambulatory cohorts in TOPAZ
**The HFMSE time course plot for background nusinersen effect is hypothetical and intended for illustrative purposes only. The data presented here do not reflect any cross-trial comparisons. TOPAZ was not a placebo-controlled trial, it is not possible to draw direct conclusions in relation to background nusinersen effects alone.

ScholarRock 30

   Non-Ambulatory Type 2 Cohort:Initiated nusinersen age <5  31  Apitegromab (20 mg/kg) + nusinersen  n=8  Mean change from baseline in HFMSE(95% CI)  +7.1(1.8, 12.5)  # (%) patients achieving:    ≥1-pt increase in HFMSE  7/8 (88%)  ≥3-pt increase in HFMSE  5/8 (63%)  ≥5-pt increase in HFMSE  5/8 (63%)  Baseline characteristics: mean (min, max)  n=10  Age  3.8 (2, 6)  HFMSE score  23.5 (14, 42)  # of nusinersen maintenance doses  5.4 (3, 8)  Sizable increases in HFMSE observed in patients already treated with chronic maintenance nusinersen88% (7/8) improved63% (5/8) with ≥5-point increase38% (3/8) with >10-point increaseContinuous and durable improvements observed through 12-months of treatment    Data on file. Scholar Rock, Inc. Cambridge, MA

   Non-Ambulatory Type 2/3 Cohort:Initiated nusinersen age ≥5  Apitegromab (20 mg/kg) + nusinersen  Per Protocol Population* (n=13)  Intent-to-Treat Population (n=14)  Mean change from baseline in HFMSE (95% CI)  +1.2(-0.5, 2.9)  +0.6(-1.4, 2.7)  # (%) patients achieving:      ≥1-pt increase in HFMSE  9/13 (69%)  9/14 (64%)  ≥3-pt increase in HFMSE  4/13 (31%)  4/14 (29%)  ≥5-pt increase in HFMSE  2/13 (15%)  2/14 (14%)  Baseline characteristics: mean (min, max)  n=15    Age  11.7 (8, 19)    HFMSE score  22.7 (13, 39)    # of nusinersen maintenance doses  5.1 (2, 9)    32  Majority of patients improved in HFMSE (despite initiating background nusinersen age ≥5)~2/3 with ≥1-point increase~30% with ≥3-point increaseDurability of effect observedthrough 12-months of treatment    *Patient had concomitant exposure to an acetylcholinesterase inhibitor, which was not permitted per the TOPAZ trial protocolData on file. Scholar Rock, Inc. Cambridge, MA

TOPAZ Results Support Evaluation of Apitegromab in Phase 3 Trial

Treatment-emergent adverse events (TEAEs)	Apitegromab 2 mg/kg (n=10)	Apitegromab 20 mg/kg (n=48)	Total (n=58)
Any TEAE	9 (90.0%)	44 (91.7%)	53 (91.4%)
Any Serious TEAE	1 (10.0%)	4 (8.3%)	5 (8.6%)
Any TEAE leading to study drug discontinuation	0 (0.0%)	1 (2.1%)	1 (1.7%)
Any Grade 3 (severe) or higher TEAE	0 (0.0%)	3 (6.2%)	3 (5.2%)

- **Five most frequently reported TEAEs*:** Headache (24%), pyrexia (22%), upper respiratory tract infection (22%), cough (22%), and nasopharyngitis (21%).
- SAEs, Grade 3 AEs and AE leading to early study discontinuation were all assessed by investigators as unrelated to study drug
- **Anti-drug antibodies (ADA)** were present at low titers following apitegromab treatment in 3 out of 58 enrolled patients. No apparent impact on drug exposure was observed and was not associated with any hypersensitivity reactions.

Incidence and severity of AEs were consistent with the underlying patient population and background therapy

Treatment-emergent adverse events (TEAEs) are defined as AEs that start after the first dose of study drug or start prior to the administration of study drug and worsen in severity/grade or relationship to investigational medication after the administration of study drug.
**TEAE rates are across all patients in TOPAZ trial*
Data on file. Scholar Rock, Inc. Cambridge, MA

ScholarRock 33

   Serious and Severe Treatment-Emergent Adverse Events(TEAEs)  34  Treatment-emergent adverse events (TEAEs) are defined as AEs that start after the first dose of study drug or start prior to the administration of study drug and worsen in severity/grade or relationship to investigational medication after the administration of study drug. Data on file. Scholar Rock, Inc. Cambridge, MA  Serious TEAEs; All Assessed by Trial Investigators as Unrelated to Apitegromab  2 mg/kg:Cohort 3: 1 patient hospitalized due to adenoidal and tonsillar hypertrophy and scheduled adenotonsillectomy (Grade 2).Resolved without sequelae.20 mg/kg:Cohort 1: 2 patients with gait inability considered a significant disability (both Grade 3). Events remain ongoing.Cohort 1: 1 patient hospitalized with post lumbar puncture syndrome (Grade 2). Resolved without sequelae.Cohort 1: 1 patient hospitalized due to viral upper respiratory infection (Grade 2/prior history). Resolved without sequelae.  Other Severe TEAE; Assessed by Trial Investigator as Unrelated to Apitegromab  Cohort 1: 1 patient presented with post lumbar puncture syndrome (non-serious Grade 3). Resolved without sequelae.  Study Discontinuation; Assessed by Trial Investigator as Unrelated to Apitegromab  Cohort 1: 1 patient withdrew consent after ~2 months in the trial. Grade 2 leg muscle fatigue (developed prior to enrollment).

   35  Additional Exploratory Analyses Further Support Apitegromab’s Potential Additive Benefit on Top of Nusinersen  Yung Chyung, M.D.Chief Medical Officer

     HFMSE Improvements Observed Across Age Range of Non-AmbulatoryPatients with Relatively Larger Gains from Earlier Treatment  *Pooled cohorts of non-ambulatory patients treated with apitegromab 20 mg/kg and 2 mg/kg; excludes 4 patients who each missed 3 doses of apitegromab due to COVID-19-related site access restrictions and were not included in the primary (intent-to-treat) analysis.Data on file. Scholar Rock, Inc. Cambridge, MA  HFMSE change from baseline  Youngest(2 years)  Oldest(19 years)    Age of patient at baseline in TOPAZ  36

   Increases in HFMSE Not Correlated with Duration of PriorNusinersen Treatment  Change in HFMSE Not Correlated With Number ofNusinersen Maintenance Doses(post-hoc analysis of TOPAZ non-ambulatory patients)  Further data suggesting increases inHFMSE may be attributable to apitegromab  No correlation between duration of priornusinersen treatment and change in HFMSEPatients in TOPAZ were already in chronicmaintenance phase of nusinersen (mean of~2 years at enrollment)  Data on file. Scholar Rock, Inc. Cambridge, MA                                                                      -10  -5  0  5  10  15  20  HFMSE change from baseline    2(~10 months)  9(~3 years)    # of maintenance nusinersen doses5(~2 years)  37

Clinical Outcome Measures: Progressive Levels of Difficulty in Measuring Gross Motor Functions

HFMSE - Validated Regulatory Endpoint Used in SMA Trials

33 distinct measures of an individual's ability to perform various activities

- Total achievable score of 66
- Quality and execution of each movement is ranked on a scale of 0, 1, 2
  - 0 - cannot perform the task
  - 1 – can perform task but with adaptation
  - 2 – can perform task
- Examples of HFMSE tasks:
  - Raising hand(s) to head in sitting
  - Lifting head from prone
  - Rolls prone to supine
  - High kneeling to half kneel
  - Ascending/descending 4 stairs

WHO Motor Milestones - Different and More Challenging Tests of Self-Sufficient Locomotion

6 gross motor skills considered to be universal*

- Sitting without support – head erect for at least 10 seconds; no use of arms or hands to balance
- Hands and knees crawling – at least 3 movements in a row and stomach does not touch supporting surface
- Standing with assistance – upright on both feet for at least 10 seconds without leaning on any object
- Walking with assistance – takes at least 5 steps holding a stable object
- Standing alone – at least 10 seconds with no contact with person or object
- Walking alone – takes at least 5 steps independently

For complete descriptions of the 6 WHO motor development milestones, please refer to https://cdn.who.int/media/docs/default-source/child-growth/child-growth-standards/indicators/motor-development-milestones/assessment-of-gross-motor-development-in-the-who-multicentre-growth-reference-study.pdf?sfvrsn=81277ea7_0

ScholarRock 38

WHO Motor Development Milestone Achievements Further Support Apitegromab's Potential to Improve Motor Function

Non-ambulatory Type 2/3 Patients	Pooled, 20 mg/kg	Initiated nusinersen age <5	Initiated nusinersen age
# of patients gaining ≥1 WHO motor milestone(s)	7/35	4/10	3/15

Following 12 months of apitegromab treatment…





Sitting without support
Hands & knees crawling
Standing with assistance
Walking with assistance
Standing alone
Walking alone





WHO motor milestone analysis included all patients who completed the 12-month treatment period, including 4 patients who missed 3 doses of apitegromab due to COVID-19-related site access restrictions. Median baseline score for both non-ambulatory cohorts was 1.0.
1 patient (initiated nusinersen age ≥5) gained 2 new motor milestones and 1 patient (initiated nusinersen age <5, 20 mg/kg) gained 3 new motor milestones

Pictures are not of patients with SMA and are not meant to be representative of patients with SMA. Data on file. Scholar Rock, Inc. Cambridge, MA.

ScholarRock 39

   Apitegromab to Advanceto Phase 3 Trial in Patients with Non-Ambulatory Type 2/3 SMA  Yung Chyung, M.D.Chief Medical Officer

Initial Development Strategy Focuses on Non-Ambulatory Patients on Background SMN Upregulators

Global disease with 30,000-35,000 affected in U.S. and Europe alone



Type 3
35%
Type 2
51%
Type 1
14%

C — Ambulatory patients

- Smaller population but high unmet need as benefits of SMN regulators not well-established
- TOPAZ suggests po ntial clinical benefit in subse patients

A — Apitegromab in non-ambulatory Type 2 and 3 with background SMN upregulators

- Represents 2/3 of overall patients
- Many patients already treated with or are eligible for SMN upregulator therapy
- Improvements in motor function on top of SMN upregulators observed in TOPAZ

Anticipated Focus of Phase 3 Trial

B — Type 1 patients, including those treated with gene ther y

- Highest incidence population and growing prevalence due to SMN upregulator treatment
- TOPAZ showed benefits of early treatment suggesting potential in Type 1 patients

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   42  Preliminary Thoughts on Apitegromab Phase 3 Trial Design  Design  Subjects  Key Objectives  Timeline        Non-ambulatory Type 2 and Type 3 SMAPediatric population in chronic maintenance phase of SMN therapy  HFMSESafety  Aim to initiate by end of 2021  Randomized, double-blind, placebo-controlled12-month treatment periodApitegromab IV Q4W as add-on to nusinersen or risdiplamTOPAZ data support investigation of up to 20 mg/kg    Apitegromab recently received Fast Track (FDA) and PRIME (EMA)designations, recognizing unmet medical needs in SMA  Phase 3 trial design subject to regulator interactions and feedback

Additional Opportunities May Be Pursued With Separate Development Strategies

Global disease with 30,000-35,000 affected in U.S. and Europe alone



Type 3
35%
Type 2
51%
Type 1
14%

A Apitegromab in non-ambulatory Type 2 and 3 with background SMN upregulators

- Represents 2/3 of overall patients
- Patients already treated with or eligible for SMN upregulator therapy
- Improvements in motor function on top of SMN upregulators observed in TOPAZ

B Type 1 patients, including those treated with gene therapy

- Highest incidence population and growing prevalence due to SMN upregulator treatment
- TOPAZ showed benefits of early treatment suggesting potential in Type 1 patients

C Ambulatory patients

- Smaller population but high unmet need as benefits of SMN regulators not well-established
- TOPAZ suggests potential clinical benefit in a subset of patients

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     Panel Discussion onApitegromab’s Therapeutic Potential in SMA  Thomas Crawford, M.D.Johns Hopkins Medicine  Basil Darras, M.D.Boston Children’s HospitalHarvard Medical School

Esteemed Panelists: TOPAZ Trial Investigators



Thomas Crawford, MD
Co-Director, MDA Clinic and Professor of Neurology and Pediatrics, Johns Hopkins Medicine
Lead TOPAZ Principal Investigator

- Member of the Department of Neurology at Johns Hopkins since 1987.
- Practice involves general child neurology with a principal interest in caring for children with neuromuscular, neuromotor, and ataxic disorders.
- On the Medical and Scientific Advisory Boards of Families of Spinal Muscular Atrophy, and the Medical Advisory Committee for the Muscular Dystrophy Association.



Basil Darras, MD
Associate Neurologist-in-Chief, Boston Children's Hospital and Professor of Neurology, Harvard Medical School
TOPAZ Trial Investigator

- Chief of the division of clinical neurology in the Department of Neurology at Boston Children's Hospital.
- Director of Neuromuscular Center and Spinal Muscular Atrophy program.
- Special focus is in the care of children with neuromuscular conditions originating from inherited or acquired conditions of the motor unit.

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 Thank You for Participating!                  Pictures of individuals with SMA courtesy of Cure SMA 46

   Appendix

   Majority of Ambulatory Patients Maintained or Improved inRHS Score from Baseline  48    Apitegromab 20 mg/kg monotherapy  Apitegromab 20 mg/kg + nusinersen  Mean change from baseline in RHS (95% CI)  -0.4 (-3.9, 3.1)  -0.3 (-2.0, 1.4)  # (%) patients achieving:      ≥0-pt increase in RHS  6/11 (55%)  7/12 (58%)  ≥1-pt increase in RHS  4/11 (36%)  5/12 (42%)  ≥3-pt increase in RHS  3/11 (27%)  2/12 (17%)  Baseline characteristics: mean (min, max)  n=11  n=12  Age  12.1 (7, 19)  13.1 (7, 21)  HFMSE score  47.6 (26, 63)  51.3 (43, 62)  # of nusinersen maintenance doses  n/a  5.6 (2, 8)  Majority maintained or improved57% (13/23) with ≥0-point increase39% (9/23) with ≥1-point increaseUp to 8-point increase observedResults contrast with declines typically observed with natural history of ambulatory patients  Data on file. Scholar Rock, Inc. Cambridge, MA

     Non-Ambulatory Type 2 Cohort (Age ≥2 years):Dose Response Observed in PD and Efficacy Data  Mean (±SEM) change from baseline  20 mg/kg dose numerically offered greater HFMSE increasesthan 2 mg/kg dose across all timepointsDurability of effect observed through 12-months of treatment    Greater target engagement and efficacy observed with 20 mg/kg    Both 2 mg/kg and 20 mg/kg doses yielded high levels oftarget engagement (>100-fold increase from baseline)20 mg/kg offered relatively higher magnitude of targetengagement    1  10  100  1000                                                                                                                                                      0 28 56 84 112 140 168 196 224 252 280 308 336 364Time (days)  Mean (±SD) Latent Myostatin Concentration (ng/mL)          TOPAZ Cohort 3 (2 TO  Apitegromab achieved robust target engagement10000  Sizable increases in HFMSE achieved by patients on chronic maintenance nusinersen  Data on file. Scholar Rock, Inc. Cambridge, MA  49

2021: Potential for Another Transformative Year

2021 | Q2 | Q3 | Q4 | 2022 and Beyond

Apitegromab
Spinal Muscular Atrophy (SMA)

- ★ TOPAZ 12M topline data
- Planned apitegromab Phase 3 program in SMA by year-end
- TOPAZ extension

Apitegromab
Other Indications

- *Multiple opportunities in muscular dystrophies, including Becker Muscular Dystrophy*
- *Multiple opportunities for additional myostatin-related indications beyond SMA and muscular dystrophies*

SRK-181
Immuno-Oncology and Oncology

- DRAGON Part A: dose escalation and continued follow-up
- DRAGON Part B to initiate mid-year: multiple tumor types
  - Melanoma
  - NSCLC
  - Urothelial Carcinoma
  - Other Solid Tumor Types

Latent TGFβ1 Immune Cell
Immuno-Oncology and Oncology

- *Multiple additional opportunities: 1) SRK-181 in oncology; 2) latent TGFβ1 immune cell in IO; 3) latent TGFβ1 immune cell in oncology*

Gilead Fibrosis collaboration

- Gilead fibrosis-focused TGFβ collaboration

Preclinical/ Platform

- Continue to discover and advance preclinical programs

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